As filed with the Securities and Exchange Commission on or about May 29, 2001

Securities Act Registration No. 2-99752
Investment Company Act Registration No. 811-4384

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 22	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 22	[X]

(Check appropriate box or boxes)

STRONG EQUITY FUNDS II, INC.
(Exact Name of Registrant as Specified in Charter)
100 Heritage Reserve Menomonee Falls, Wisconsin (Address of Principal Executive Offices)	53051 (Zip Code)

Registrant's Telephone Number, including Area Code: (414) 359-3400

Elizabeth N. Cohernour
Strong Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]	on (date) pursuant to paragraph (b) of Rule 485
[X]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(1) of Rule 485
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

       Pursuant to Rule 414 under the Securities Act of 1933, Strong Equity Funds II, Inc., a Wisconsin corporation, hereby adopts as its own the Registration Statement on Form N-1A (as appropriately modified) filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 2-99752 and 811-4384) and the Notification of Registration filed pursuant to the Investment Company Act of 1940 by its predecessor, Strong Multi Cap Value Fund, Inc. (f/k/a Strong Schafer Value Fund, Inc.), a Maryland corporation.

PROSPECTUS June 1, 2001

Strong
Multi CapValue
Fund

[PICTURE OF MAN HOLDING TELEPHONE]

                          [STRONG LOGO] STRONG

The Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Your Investment
Key Information
What are the fund's goals?	1
What are the fund's principal investment strategies?	1
What are the main risks of investing in the fund?	2
Who are the fund's investment advisor and portfolio manager?	7
Other Important Information You Should Know
Financial Highlights	9

Your Account
Share Price	11
Buying Shares	12
Selling Shares	14
Additional Policies	17
Distributions	19
Taxes	19
Services for Investors	21
Reserved Rights	23
For More Information	Back Cover

In this prospectus, "we" or "us" refers to Strong Capital Management, Inc., the investment advisor, administrator, and transfer agent for the Strong Funds.

YOUR INVESTMENT

Key Information

What are the fund's goals?

The Strong Multi Cap Value Fund seeks long-term capital growth. Current income is a secondary objective.

What are the fund's principal investment strategies?

The Strong Multi Cap Value Fund invests primarily in common stocks of small-, medium-, and large-capitalization companies that the fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle. The fund writes put and call options. This means that the fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the fund at a predetermined price in the future. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the fund and its shareholders. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

The manager may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the fund's manager determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the fund earning a lower return than it would have otherwise achieved if the manager had not adopted a temporary defensive position. In this case, the fund may not achieve its investment goals.

What are the main risks of investing in the fund?

Stock risks: The major risks of the fund are those of investing in the stock market. This means the fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

Foreign securities risks: The fund may invest up to 20% of its assets in foreign securities. Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

Management risk: The fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the fund's manager will produce the desired results.

Not insured risk: An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Small and medium companies risks: The fund may invest in the stocks of small- and medium-capitalization companies. Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

Value investing risk: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the fund focuses on value-style stocks, its performance may at times be worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style. The fund primarily invests in stocks that the fund's manager believes are undervalued. Value stocks may not increase in price as anticipated by the fund's manager or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the manager believes will increase the price do not occur.

Writing options risk: The fund writes put and call options. In doing so, the fund receives fees for writing the options but is exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. Although writing options may serve as a limited or partial hedge against adverse market movements, whether or not a hedging strategy is successful depends on a variety of factors, particularly the ability of the fund's manager to predict movements of the price of the hedged stock. Transactions involving written options may also include elements of leverage and could magnify the fund's losses. In addition, using options in this manner may reduce the fund's opportunity for investment gain. To the extent required, the fund will cover the financial exposure created by writing put and call options. To accomplish this, the fund will either use offsetting options or designate liquid assets on its books and records.

The fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The fund is not appropriate for investors concerned primarily with principal stability.

Fund Performance

The following return information illustrates how the performance of the fund's shares can vary, which is one indication of the risks of investing in the fund. Please keep in mind that the past performance does not represent how the fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS
Year	Multi CapValue
1991	40.9%
1992	18.7%
1993	24.0%
1994	-4.3%
1995	34.2%
1996	23.2%
1997	29.3%
1998	-6.6%
1999	-16.4%
2000	3.6%

The fund's year-to-date return through March 31, 2001 was 0.92%.

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)
Best quarter return Worst quarter return
22.5% (1st Q 1991)	-24.5% (3rd Q 1998)

AVERAGE ANNUAL TOTAL RETURNS
As of 12-31-00		Since Fund
Fund/Index	1-year	5-year	10-year	Inception(1)
Strong Multi Cap Value Fund	3.59%	5.19%	13.12%	11.71%
S&P 500 Index(2)	-9.11%	18.33%	17.46%	16.77%
Lipper Multi-Cap Value Funds Index(3)	9.64%	13.69%	14.87%	13.87%

(1)	The fund commenced operations on October 22, 1985.
(2)	The S&P 500 Composite Stock Price Index (S&P 500 Index) is the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the U.S. stock market.
(3)	The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category.

What are the fund's fees and expenses?

This section describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees
(fees paid directly from your investment)
The fund is 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

The costs of operating the fund are deducted from fund assets, which means you pay them indirectly. Please keep in mind, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different than those shown below. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your fund investment.

Annual Fund Operating Expenses (as a percent of average net assets)(1)

Management Fees(2)	Other Expenses(2)	Total Annual Fund Operating Expenses
0.75%	0.74%	1.49%
(1)

Effective May 14, 2001, Strong Capital Management, Inc. became the investment advisor to the fund. The expense information above has been restated to reflect changes in expenses resulting from the change in advisor. See "Who are the fund's investment advisor and portfolio manager?" below.

(2)

"Other expenses" and "Management Fees" have been restated to reflect estimated current fees as if they had been in effect for the fiscal year ended September 30, 2001. "Other Expenses" reflects expected reductions in certain expenses (the elimination of a separate accounting fee and reduced directors' fees), projected increases in postage and printing expenses due to the expected growth in net assets and the implementation of a new administration fee effective upon the fund joining the Strong Family of Funds on May 14, 2001. "Management Fees" has been restated to reflect a reduction of 0.25% that was offset by a new administration fee, which is included in "Other Expenses." For the fiscal year ended September 30, 2000, actual "management fees," "other expenses" and "total annual fund operating expenses" were 1.00%, 0.51% and 1.51%, respectively.

Example: This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's estimated operating expenses, as described above, remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

         1 year           3 years          5 years         10 years

         $152            $471             $813             $1,779

Who are the fund's investment advisor and portfolio manager?

Effective May 14, 2001, Strong Capital Management, Inc. (Strong) acquired full ownership of the fund's predecessor investment advisor, Strong Schafer Capital Management, L.L.C. (SSCM). Following this purchase, Strong became the investment advisor for the fund and the fund's name was changed from "Strong Schafer Value Fund" to "Strong Multi Cap Value Fund." Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of March 31, 2001, of over $42 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

Prior to May 14, 2001, SSCM, 103 Spinnaker Lane, Jupiter, Florida 33477, served as the investment advisor for the fund. SSCM was compensated by the fund for its investment advisory and administrative services at the annual rate of 1.00% of the fund's average daily net assets. In connection with Strong's engagement as investment advisor to the fund, the advisory fee was lowered to 0.75% and a separate administration agreement was implemented pursuant to which Strong is compensated for its administrative services at the annual rate of 0.25% of the fund's average daily net assets. SSCM is an investment advisory firm formed in 1997 by Strong and Schafer Capital Management, Inc. (Schafer Capital) pursuant to a Limited Liability Company Agreement dated September 7, 1997 (the LLC Agreement). On October 16, 1998, SSCM succeeded Schafer Capital as investment advisor for the fund, a position previously held by Schafer Capital since the fund's inception in 1985. The LLC Agreement provided Strong with an option to purchase Schafer Capital's interest in SSCM commencing January 10, 2001, and for 18 months thereafter. On January 10, 2001, Strong notified Schafer Capital of the exercise of the option, subject to all necessary approvals, including those of the board of directors and shareholders of the fund. The transactions relating to the exercise of Strong's option were approved by the board of directors of the fund at meetings held on February 13, 2001 and March 1, 2001 and by shareholders of the fund on May 14, 2001.

I. Charles Rinaldi is the portfolio manager of the fund. Mr. Rinaldi has over 30 years of investment experience. He joined Strong as a Portfolio Manager in November 1997. Prior to joining Strong, Mr. Rinaldi was a Portfolio Manager at Mutual of America Capital Management Corporation (MOA), where he managed the equity portion of a balanced fund and the value and growth portfolios of an aggressive equity fund. Mr. Rinaldi was a senior vice president from January 1994 to November 1997 and a vice president of MOA from November 1989 to January 1994. Prior to joining MOA, he managed pension and individual accounts at Glickenhaus & Co., a money management firm. Mr. Rinaldi received his bachelor's degree in biology from St. Michael's College in 1965 and his master's of business administration in finance from Babson College in 1970.

Prior to May 14, 2001, David K. Schafer was the portfolio manager of the fund, a position he had held since the fund's inception in October 1985.

Other Important Information You Should Know

Financial Highlights

This information describes investment performance for the periods shown. Certain information reflects financial results for a single fund share outstanding for the entire period. "Total Return" shows how much an investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures, except for the most recent six-month period, have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.

Strong Multi Cap Value Fund
	March 31,	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
Selected Per-Share Data(a)	2001(b)	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$51.89	$46.10	$49.85	$67.29	$47.28	$43.46
Income From Investment Operations:
Net Investment Income (Loss)	0.06	(0.00)(c)(d)	0.44	0.40	0.39	0.47
Net Realized and Unrealized Gains (Losses) on Investments	(0.65)	6.29	(3.83)	(15.81)	21.48	5.00
Total from Investment Operations	(0.59)	6.29	(3.39)	(15.41)	21.87	5.47
Less Distributions:
From Net Investment Income	---	(0.50)	(0.36)	(0.59)	(0.43)	(0.38)
From Net Realized Gains	---	---	---	(1.44)	(1.43)	(1.27)
Total Distributions	---	(0.50)	(0.36)	(2.03)	(1.86)	(1.65)
Net Asset Value, End of Period	$51.30	$51.89	$46.10	$49.85	$67.29	$47.28
Ratios and Supplemental Data
Total Return	-1.1%	+13.7%	-6.9%	-23.5%	+47.5%	+13.0%
Net Assets, End of Period (In Millions)	$379	$402	$659	$1,428	$1,318	$389
Ratio of Expenses to Average Net Assets Without Fees Paid Indirectly by Strong	1.6%*	1.5%	1.4%	1.2%	1.2%	1.3%
Ratio of Expenses to Average Net Assets	1.6%*	1.5%	1.4%	1.2%	1.2%	1.3%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.2%*	(0.0%)(c)	0.6%	0.7%	0.8%	1.2%
Portfolio Turnover Rate	11.7%	52.2%	67.1%	39.0%	22.5%	17.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)	For the six months ended March 31, 2001 (Unaudited).
(c)	Amount calculated is less than $0.01 or 0.1%.
(d)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

YOUR ACCOUNT

Share Price

Your transaction price for buying, selling, or exchanging shares is the net asset value per share (NAV). NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the market value of the securities in the fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds .

((Side Box))
We determine a fund's share price or NAV by dividing net assets (the value of its investments, cash, and other assets minus the liabilities) by the number of shares outstanding.

Foreign Securities
Some of the fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the fund's NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when we calculate the fund's NAV generally will not be reflected in the fund's NAV. These events will be reflected in the fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that they would have a material effect on the fund's NAV.

Buying Shares

Investment Minimums: When buying shares, you must meet the following investment minimum requirements.

	Initial Investment Minimum	Additional Investment Minimum
Regular accounts	$2,500	$50
Education IRA accounts	$500	$50
Other IRAs and UGMA/UTMA accounts	$250	$50
SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan, and Profit Sharing Plan accounts	the lesser of $250 or $25 per month	$50

Please Remember...

  You cannot use an Automatic Investment Plan with an Education IRA.
  If you open an employer-sponsored retirement plan account where we or one of our alliance partners provides document or administrative services, there is no initial investment minimum.

Buying Instructions
You can buy shares in several ways.

Mail
You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

Exchange Option
Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Account Services area at www.Strong.com, or call 1-800-368-3863 for a Shareholder Account Options Form.

((Side Box))
Questions? Call 1-800-368-3863 24 hours a day 7 days a week

Express Purchasesm
You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Account Services area at www.Strong.com, or call us at 1-800-368-3863 for a Shareholder Account Options Form.

Strong Direct®
You can use Strong Direct® to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-1050. See "Services for Investors" for more information.

Strong Online Account Access
You can use Strong online account access at www.Strong.com to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

Investor Centers
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at www.Strong.com or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

Wire
Call 1-800-368-3863 for instructions before wiring funds to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

Automatic Investment Services
See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these services when you open your account, or you can add them later by visiting the Account Services area at www.Strong.com or by calling 1-800-368-3863 for the appropriate form.

Broker-dealer
You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including the fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

Please Remember...

  We only accept checks payable to Strong.
  We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.
  You will be charged $20 for every check, wire, or Electronic Funds Transfer returned unpaid.

Selling Shares

You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods that follow. After your redemption request is accepted, we normally send you the proceeds on the next business day.

Selling Instructions
You can sell shares in several ways.

Mail
Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.

Redemption Option
Sign up for the redemption option when you open your account or add it later by visiting the Account Services area at www.Strong.com or by calling 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:

(1)	We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.
(2)	We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.
(3)	For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

Strong Direct®
You can redeem shares through Strong Direct® at 1-800-368-1050. See "Services for Investors" for more information.

Strong Online Account Access
You can use Strong online account access at www.Strong.com to redeem shares. See "Services for Investors" for more information.

Investor Centers
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at www.Strong.com or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

Systematic Withdrawal Plan
You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Account Services area at www.Strong.com or by calling 1-800-368-3863 for the appropriate form. See "Services for Investors" for more information on this service and other automatic investment and withdrawal services.

Broker-dealer
You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.

Please Remember...

  If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to ten days to allow the purchase check or electronic transaction to clear.
  Some transactions and requests require a signature guarantee.
  If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.
  With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and (2) a $50 fee for transferring assets to another custodian or for closing an account.
  If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

((Side Box))

There may be special distribution requirements that apply to retirement accounts. For instructions on:

  Roth and Traditional IRA accounts, call
  1-800-368-3863.
  SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh,
  Pension Plan, Profit Sharing Plan, or 401(k)
  Plan accounts, call 1-800-368-2882.

((Side Box))

Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $100,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. A notary public stamp or seal cannot be substituted for a signature guarantee.

Additional Policies

Deposit of Unspecified Checks
When you do not clearly indicate the fund that you would like to purchase, we will deposit your check into the Strong Money Market Fund until you clarify your investment decision.

Householding
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-3863, or write to us at the address listed on the back of this prospectus, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

Investing Through a Third Party
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

Low Balance Account Fee
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum. The effective date of this policy is September 2001.

Market Timers
The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million, or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these limits.

Purchases in Kind
You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

Telephone and Electronic Transactions
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct® and Strong online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying Strong Direct®, our 24-hour automated telephone system, by calling 1-800-368-1050, or Strong online account access at www.Strong.com. Please remember that you must have telephone redemption as an option on your account to redeem shares through Strong Direct® or Strong online account access.

Verification of Account Statements
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

Distributions

Distribution Policy
To the extent they are available, the fund generally pays you dividends from net investment income and distributes any net capital gains that it realizes annually.

Reinvestment of Dividends and Capital Gains Distributions
Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, the fund may reinvest into your account uncashed distribution checks that remain outstanding for six months or more. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

Taxes

Taxable Distributions
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

((Side Box))

Generally, if your investment is in a Traditional IRA or other tax-deferred account, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.

Return of Capital
If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital may be treated as a sale of your shares. It may also reduce the cost basis of your shares.

Year-end Statement
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).

Backup Withholding
By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number .

((Side Box))

Unless your investment is in a tax-deferred retirement account such as an IRA, you may want to avoid:

  Investing a large amount in a fund close to the end of the calendar year. If the fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
  Selling shares of a mutual fund at a loss if you have purchased additional shares of the same fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on this transaction.

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

Services for Investors

We provide you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

Strong Direct® Automated Telephone System
Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices, to access fund and account information, and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services, by calling 1-800-368-1050. Passwords help to protect your account information.

Strong.com
Visit us online at www.Strong.com to access your fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.

Strong Online Account Access
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at www.Strong.com. Strong online account access allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use Strong online account access at www.Strong.com.

StrongMail
If you register for StrongMail at www.strongmail.com, you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.

Strong Exchange Option
You may exchange shares of the fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for 12 months or less, as described in the appropriate fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.

Strong Automatic Investment Services
You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

Automatic Investment Plan (AIP)
This plan allows you to make regular, automatic investments from your bank checking or savings account.

Automatic Exchange Plan
This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

Automatic Dividend Reinvestment
Your dividends and capital gains will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

Payroll Direct Deposit Plan
This plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Strong Funds of your choice.

Systematic Withdrawal Plan
This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

Strong Retirement Plan Services
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

  Individual Retirement Plans, including traditional IRAs and Roth IRAs, call 1-800-368-3863.
  Qualified Retirement Plans, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

Some of these services may be subject to additional restrictions or conditions. Call
1-800-368-3863 for more information.

Reserved Rights

We reserve the right to:

  Refuse, change, discontinue, or temporarily suspend account services including purchase, exchange, or telephone and Strong online account redemption privileges, for any reason.
  Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).
  Change the minimum or maximum investment amounts.
  Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).
  Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.
  Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders.
  Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.
  Waive the initial investment minimum at our discretion.
  Reject any purchase or redemption request that does not contain all required documentation.
  Amend or terminate purchases in kind at any time.

For More Information

More information is available upon request at no charge, including:

Shareholder Reports: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

Statement of Additional Information (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:
BY TELEPHONE 1-414-359-1400 or 1-800-368-3863	FOR HEARING-IMPAIRED (TDD) 1-800-999-2780

BY MAIL Strong Funds P.O. Box 2936 Milwaukee, WI 53201-2936	BY OVERNIGHT DELIVERY Strong Funds 900 Heritage Reserve Menomonee Falls, WI 53051

ON THE INTERNET View online or download documents: Strong Funds: www.Strong.com SEC*:www.sec.gov	BY E-MAIL service@eStrong.com

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*Information about a fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about a fund are also available from the EDGAR Database on the Commission's Internet site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the Commission's Public Reference Section, Washington, D.C. 20549-0102, or by sending an electronic request to the following e-mail address: publicinfo@sec.gov.

Strong Multi Cap Value Fund, a series of Strong Equity Funds II, Inc., SEC file number: 811-4384

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

STRONG MULTI CAP VALUE FUND, a series fund of Strong Equity Funds II, Inc. (successor to Strong Multi Cap Value Fund, Inc., formerly known as Strong Schafer Value Fund, Inc.)

P.O. Box 2936
Milwaukee, WI 53201
Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@eStrong.com
WebSite: www.Strong.com

Throughout this SAI, "the Fund" is intended to refer to the Fund listed above, unless otherwise indicated. This SAI is not a Prospectus and should be read together with the Prospectus for the Fund dated June 1, 2001. Requests for copies of the Prospectus should be made by calling any number listed above. The financial statements appearing in the Annual and Semiannual Reports, which accompany this SAI, are incorporated into this SAI by reference.

June 1, 2001

TABLE OF CONTENTS	PAGE

INVESTMENT RESTRICTIONS	3
INVESTMENT POLICIES AND TECHNIQUES	5
Borrowing	5
Cash Management	5
Convertible Securities	6
Debt Obligations	6
Depositary Receipts	6
Derivative Instruments	7
Foreign Investment Companies	10
Foreign Securities	10
Illiquid Securities	11
Lending of Portfolio Securities	11
Repurchase Agreements	12
Small and Medium Capitalization Companies	12
Standby Commitments	12
Temporary Defensive Position	13
U.S. Government Securities	13
Warrants	13
When-Issued and Delayed-Delivery Securities	13
DIRECTORS AND OFFICERS	14
PRINCIPAL SHAREHOLDERS	17
INVESTMENT ADVISOR	17
ADMINISTRATOR	20
DISTRIBUTOR	20
PORTFOLIO TRANSACTIONS AND BROKERAGE	21
CUSTODIAN	24
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT	25
TAXES	26
DETERMINATION OF NET ASSET VALUE	28
ADDITIONAL SHAREHOLDER INFORMATION	29
ORGANIZATION	32
SHAREHOLDER MEETINGS	33
PERFORMANCE INFORMATION	33
GENERAL INFORMATION	38
INDEPENDENT ACCOUNTANTS	40
LEGAL COUNSEL	40
FINANCIAL STATEMENTS	40
APPENDIX - DEFINITION OF CREDIT RATINGS	42

No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

INVESTMENT RESTRICTIONS

Fundamental Investment Limitations

The following are the Fund's fundamental investment limitations which, along with the Fund's investment objective (which is described in the Prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

Unless indicated otherwise below, the Fund may not:
1.

Purchase securities on margin, participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the advisor not being considered participation in a joint-trading account for this purpose), sell securities short, act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities, commodities futures or real estate (marketable securities of companies whose business involves the purchase or sale of real estate not being considered real estate for this purpose).

2.

Borrow money or issue senior securities except for temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes, or pledge, mortgage or hypothecate any of its assets to secure such borrowings to an extent greater than 10% of the value of the Fund's net assets.

3.	Make investments for the purposes of exercising control or management of any company.
4.

Purchase securities of any issuer (other than the United States or an instrumentality of the United States), if as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's total assets would be invested in securities of such issuer.

5.	Concentrate more than 25% of the value of its total assets, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.
6.

Enter into repurchase agreements with maturities of more than seven days or invest in securities for which there is no readily available market if, as a result thereof, such repurchase agreements and securities would constitute more than 10% of the value of the net assets of the Fund.

Non-Fundamental Operating Policies

The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:
1.

Invest in the securities of a foreign issuer or depository receipts for such securities, if at the time of acquisition more than 20% of the value of the Fund's assets would be invested in such securities. (The Fund is permitted to invest up to 20% of its assets in securities of foreign issuers or depository receipts therefor which are traded in a U.S. market or available through a U.S. broker or dealer, regardless of whether such securities or depository receipts are traded in U.S. dollars. )

2.

Purchase securities of other investment companies, except on the open market where no commission or profit results other than the broker's commission, or as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund.

3.	Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment advisor.
4.

Acquire or retain any security issued by a company if any of the directors or officers of the Fund or directors, officers or other affiliated persons of its investment advisor beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

5.	Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933.
6.	Loan portfolio securities except where collateral values are continuously maintained at no less than 100% by "marking to market" daily and the practice is fair, just and equitable.
7.	Transactions in options shall not be deemed to constitute purchasing securities on margin or selling securities short for purposes of the Fund's fundamental investment restrictions.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e . due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

INVESTMENT POLICIES AND TECHNIQUES

  The Fund will invest at least 65% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Under normal market conditions, the Fund expects to be fully invested in equities.

  The Fund may, however, invest up to 30% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.

  The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

  The Fund may invest up to 20% of its net assets in foreign securities, including both direct investments and investments made through depository receipts.

  The Fund may invest up to 30% of its net assets in options.

  When the Advisor determines that market, economic, or political conditions warrant a temporary defensive position, the Fund may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments).

The following information supplements the discussion of the Fund's investment objective, policies, and techniques described in the Prospectus.

Borrowing

To the extent not inconsistent with its fundamental investment limitations, the Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing. However, the Fund may only borrow money for temporary or emergency purposes not to exceed 5% of the Fund's total assets. The Fund has established a line of credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances that are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.

Cash Management

The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by Strong Capital Management, Inc., the Fund's investment advisor ("Advisor") (collectively, the "Strong Money Funds"). The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Debt Obligations

The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

Price Volatility. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

Maturity. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.

Credit Quality. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

Depositary Receipts

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Derivative Instruments

Options. The Fund may use options for any lawful purpose consistent with its investment objective, such as hedging or managing risk. Under normal market conditions, the Fund will limit its use of options to 30% of net assets. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may buy or write (sell) put and call options on assets, such as securities and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may purchase (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques - Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

Spread Transactions. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Hedging. The Fund may use options to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. They may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

Managing Risk. The Fund may also use options to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, establishing a position in the options markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, or foreign securities. The use of options may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (i.e., stocks or bonds) would.

Risks and Special Considerations. The use of options involves risks and special considerations as described below.

(1) Market Risk. The primary risk of options is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Options may include elements of leverage and, accordingly, the fluctuation of the value of the instrument in relation to the underlying asset may be magnified. The successful use of options depends upon a variety of factors, particularly the ability of the portfolio manager to predict movements of the markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The portfolio manager's decision to engage in options will reflect his judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

(2) Credit Risk. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of an instrument. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC instruments, because generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses. The Fund will enter into transactions only with counterparties that the portfolio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. When an options transaction is used to completely hedge another position, changes in the market value of the combined position (the instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option or buying a put option) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4) Liquidity Risk. Options are also subject to liquidity risk. Liquidity risk is the risk that an instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, and/or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the legal unenforcibility of a party's obligations under the option's instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a transaction may try to avoid payment by exploiting various legal uncertainties about certain products.

(6) Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC options market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC options.

General Limitations. The Fund will limit its use of options, under normal market conditions, to 30% of net assets. The use of options is also subject to applicable regulations of the SEC, the several exchanges upon which they may be traded and various state regulatory authorities, which may impose more restrictive limitations. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.

The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or designation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either: (1) an offsetting ("covered") position in the underlying assets; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the extent that the position is not "covered". The Fund will also designate on its records liquid assets if required to do so by SEC regulations. Assets designated on the Fund's records cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses an option position to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under the option position, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the option position and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).

Additional Derivative Instruments and Strategies. In addition to the instruments and strategies described above, the Advisor expects to discover additional derivative instruments and other hedging or risk management techniques. The portfolio manager may utilize these derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

Foreign Investment Companies

The Fund may invest, to a limited extent, as permitted by its investment limitations and operating policies, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

Foreign Securities

Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and are earning no investment return. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). However, the Fund will not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 10% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act).

The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board of Directors. The Board of Directors of the Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced in accordance with pricing procedures adopted by the Board of Directors of the Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities the Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.

The Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.

Lending of Portfolio Securities

To the extent permitted by its investment limitations and operating policies, the Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although the Fund is authorized to lend subject to certain conditions, the Fund does not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest, or other distributions, when retaining such rights is considered to be in the Fund's interest.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Small and Medium Capitalization Companies

The Fund may invest its assets in small- and medium-capitalization companies. While small- and medium-capitalization companies generally have the potential for rapid growth, investments in small- and medium-capitalization companies often involve greater risks than investments in larger, more established companies because small- and medium-capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small- and medium-capitalization companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in the Fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the Fund than in the Fund that invests in larger, more established companies.

Standby Commitments

In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.

Temporary Defensive Position

The Fund may invest without limitation in cash or cash-type securities, including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments, as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable. This could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

U.S. Government Securities

U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

  the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

  the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

  the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and

  the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

Warrants

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued and Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed-delivery basis. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, the Fund will maintain cash and marketable securities equal in value to commitments for when-issued or delayed-delivery securities. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

DIRECTORS AND OFFICERS

The Board of Directors of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 64 mutual funds ("Strong Funds"). All of the Directors who are not directors, officers or employees of the Advisor, or any affiliated company of the Advisor ("disinterested directors") have also formed an Independent Directors Committee and an Audit Committee.

*Richard S. Strong (DOB 5/12/42), Director and Chairman of the Board of the Strong Funds.

Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is Chief Investment Officer and a Director of the Advisor. Mr. Strong has been in the investment management business since 1967.

Marvin E. Nevins (DOB 7/9/18), Director of the Strong Funds.

Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From 1980 until 1981, Mr. Nevins was the Chairman of the Wisconsin Association of Manufacturers & Commerce. He has been a Director of A-Life Medical, Inc., San Diego, CA since 1996 and Surface Systems, Inc. (a weather information company), St. Louis, MO since 1992. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College.

Willie D. Davis (DOB 7/24/34), Director of the Strong Funds.

Mr. Davis has been Director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, Dow Chemical Company since 1988, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, Checker's Drive In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, and Bassett Furniture Industries, Inc. since 1997. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of the Fireman's Fund (an insurance company) from 1975 until 1990.

Stanley Kritzik (DOB 1/9/30), Director and Chairman of the Audit Committee of the Strong Funds.

Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 until April 2000.

William F. Vogt (DOB 7/19/47), Director and Chairman of the Independent Directors Committee of the Strong Funds.

Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives.

Neal Malicky (DOB 9/14/34), Director of the Strong Funds.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From 1981 to June 1999, he served as President of Baldwin-Wallace College. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He is a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community Justice and President of the Reserve Homeowners Association. He is also the Past President of the National Association of Schools and Colleges of the United Methodist Church, the Past Chairperson of the Association of Independent Colleges and Universities of Ohio, and the Past Secretary of the National Association of Independent Colleges and Universities.

Elizabeth N. Cohernour (DOB 4/26/50), Vice President and Secretary of the Strong Funds.

Ms. Cohernour has been Executive Vice President of the Advisor since April 2001, Secretary and Chief Compliance Officer of the Advisor since August 2000, and General Counsel of the Advisor since February 2000. From February 2000 to April 2001, Ms. Cohernour was Senior Vice President of the Advisor. From February 1999 until January 2000, Ms. Cohernour acted as Counsel to MFP Investors. From May 1988 to February 1999, Ms. Cohernour acted as General Counsel and Vice President to Franklin Mutual Advisers, Inc.

Cathleen A. Ebacher (DOB 11/9/62), Vice President and Assistant Secretary of the Strong Funds.

Ms. Ebacher has been Assistant Executive Vice President of the Advisor since April 2001, Assistant Secretary of the Advisor since August 2000, and Senior Counsel of the Advisor since December 1997. From August 2000 to April 2001, Ms. Ebacher was Vice President of the Advisor. From November 1996 until December 1997, Ms. Ebacher acted as Associate Counsel to the Advisor. From May 1992 until November 1996, Ms. Ebacher acted as Corporate Counsel to Carson Pirie Scott & Co., a department store retailer. From June 1989 until May 1992, Ms. Ebacher was an attorney for Reinhart, Boerner, Van Deuren, Norris & Rieselbach, s.c., a Milwaukee law firm.

Rhonda K. Haight (DOB 11/13/64), Assistant Treasurer of the Strong Funds.

Ms. Haight has been Manager of the Mutual Fund Accounting Department of the Advisor since January 1994. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of the Advisor. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of the Advisor.

Susan A. Hollister (DOB 7/8/68), Vice President and Assistant Secretary of the Strong Funds.

Ms. Hollister has been Assistant Executive Vice President of the Advisor since April 2001, Assistant Secretary of the Advisor since August 2000, and Associate Counsel of the Advisor since July 1999. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 until May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 until August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

Dennis A. Wallestad (DOB 11/3/62), Vice President of the Strong Funds.

Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001, and Director of Finance and Operations of the Advisor since February 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr.  Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen & Co., LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.

John W. Widmer (DOB 1/19/65), Treasurer of the Strong Funds.

Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2/21/64), Vice President of the Strong Funds.

Mr. Zoeller has been Executive Vice President and Chief Financial Officer of the Advisor since February 1998 and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen & Co.

Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, FL 34108. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is 55 North Holden Road, P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 518 Bishop Place, Berea, OH 44017.

Aggregate Compensation Table
for the Fiscal Year Ended December 31, 2000(1)
	Director(2)
	Willie D. Davis	Stanley Kritzik(3)	Neal Malicky	Marvin E. Nevins	William F. Vogt(4)

Multi Cap Value Fund(5)	$93.51	$96.45	$93.51	$93.51	$100.57
Strong Funds(6)	$117,094	$117,360	$98,490	$114,194	$126,368

(1)

Aggregate compensation includes compensation for service by the disinterested directors on the Board of Directors, Independent Directors Committee, and Audit Committee. Each disinterested director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings.

(2)	Interested directors, officers and employees of the Fund receive no compensation or expense reimbursement from the Fund.
(3)	Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Audit Committee.
(4)

Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Independent Directors Committee.

(5)	Based on estimated amounts for the current fiscal year.
(6)

The Strong Funds include 28 registered open-end management investment companies consisting of 64 mutual funds, including both the Strong Funds and the Strong Advisor Funds. Aggregate compensation includes the amount paid to the Directors by the Strong Funds during each of their most recently completed 12-month fiscal period.

As of April 30, 2001, the officers and directors of the Fund in the aggregate beneficially owned less than 1% of the Fund's then outstanding shares.

PRINCIPAL SHAREHOLDERS

Unless otherwise noted below, as of April 30, 2001 no persons owned of record or are known to own of record or beneficially more than 5% of the Fund's then outstanding shares.

Name and Address	Percent

Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	16.22%

EMRE & CO FBO Strong Retirement Omnibus c/o Strong Capital Management, Inc. P.O. Box 1408 Milwaukee, WI 53201-1408	9.54%

INVESTMENT ADVISOR

The Fund has entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Strong controls the Advisor due to his stock ownership of the Advisor. Mr. Strong is the Chief Investment Officer, Chairman and a Director of the Advisor, Ms. Cohernour is Executive Vice President, General Counsel, Secretary, and Chief Compliance Officer of the Advisor, Ms. Ebacher is Assistant Executive Vice President, Senior Counsel, and Assistant Secretary of the Advisor, Ms. Haight is Manager of the Mutual Fund Accounting Department of the Advisor, Ms. Hollister is Assistant Executive Vice President, Associate Counsel, and Assistant Secretary of the Advisor, Mr. Wallestad is Assistant Executive Vice President of the Advisor, Mr. Widmer is Treasurer of the Advisor, and Mr. Zoeller is Executive Vice President and Chief Financial Officer of the Advisor. As of March 31, 2001, the Advisor had over $42 billion under management.

Prior to May 14, 2001, under an investment advisory agreement between the Fund and Strong Schafer Capital Management, LLC ("SSCM"), previously located at 103 Spinnaker Lane, Jupiter, Florida 33477, SSCM served as the investment advisor for the Fund. SSCM was an investment advisory firm formed in 1997 by Schafer Capital Management, Inc. ("Schafer Capital") and the Advisor pursuant to a Limited Liability Company Agreement dated as of September 7, 1997 (the "LLC Agreement"). The LLC Agreement provided the Advisor with an option to purchase Schafer Capital's interest in SSCM commencing January 10, 2001 and for eighteen months thereafter. On January 10, 2001, the Advisor notified Schafer Capital of the exercise of this option, subject to all necessary approvals, including those of the Schafer Board of Directors and shareholders of the Fund.

As compensation for its advisory services, the Fund pays to the Advisor a monthly management fee at the annual rate specified below of the average daily net assets of the Fund.

              Fund                                    Current Annual Rate                  Prior Annual Rate

Strong Multi Cap Value Fund                         0.75%                             1.00% (prior to 5/14/00)(1)
(1)	Pursuant to the prior advisory agreement between the Fund and SSCM.

The Fund paid the following management fees for the time periods indicated:
Fiscal Year Ended	Management Fee ($)(1)	Waiver ($)	Management Fee After Waiver ($)

Strong Multi Cap Value Fund

9/30/98 9/30/99 9/30/00	17,407,737 11,522,400 4,859,361	0 0 0	17,407,737 11,522,400 4,859,361
(1)	Pursuant to the prior advisory agreement between the Fund and SSCM.

David K. Schafer was the President, Treasurer, a director and the portfolio manager of the Fund prior to May 14, 2001. Mr. Schafer had served as the Fund's portfolio manager since its inception in October 1985.

The Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.

Except for expenses assumed by the Advisor, as set forth above, or by Strong Investments, Inc. ("Distributor") with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.

The Fund, the Advisor, and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Advisor and the Distributor. Access Persons include every director and officer of the Advisor, the Distributor, and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor and the Distributor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's and Distributor's other clients ahead of their own.

The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Access Persons may not trade in securities that have been purchased or sold by any client for which the Advisor serves as an investment advisor or subadvisor, renders investment advice, makes investment decisions, or places orders through its Trading Department.

The Advisor provides investment advisory services for multiple clients through different types of investment accounts (e.g., mutual funds, hedge funds, separately managed accounts, etc.) who may have similar or different investment objectives and investment policies (e.g., some accounts may have an active trading strategy while others follow a "buy and hold" strategy). In managing these accounts, the Advisor seeks to maximize each account's return, consistent with the account's investment objectives and investment strategies. While the Advisor's policies are designed to ensure that over time similarly-situated clients receive similar treatment, to the maximum extent possible, because of the range of the Advisor's clients, the Advisor may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (the Advisor and its principals and associates also may take such actions in their personal securities transactions, to the extent permitted by and consistent with the Code). For example, the Advisor may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high-turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If the Advisor reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, the Advisor may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security. The Advisor takes all reasonable steps to ensure that investment opportunities are, over time, allocated to accounts on a fair and equitable basis relative to the other similarly-situated accounts and that the investment activities of different accounts do not unfairly disadvantage other accounts.

From time to time, the Advisor votes the shares owned by the Fund according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.

The Advisor also provides two programs of custom portfolio management called Strong Advisor and Strong Private Client. These programs are designed to determine an investment approach that fits an investor's financial needs and then provide the investor with a custom built portfolio of Strong Funds and certain other unaffiliated mutual funds, in the case of Strong Advisor, and Strong Funds, and individual stocks and bonds, in the case of Strong Private Client, based on that allocation. The Advisor, on behalf of participants in the Strong Advisor and Strong Private Client programs, may determine to invest a portion of the program's assets in any one Strong Fund, which investment, particularly in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision to redeem the Strong Advisor or Strong Private Client program's investment in a Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Advisor or Strong Private Client program and of the Fund's other shareholders. In general, the Advisor does not expect to direct the Strong Advisor or Strong Private Client program to make redemption requests on short notice. However, should the Advisor determine this to be necessary, the Advisor will use its best efforts and act in good faith to balance the potentially competing interests of participants in the Strong Advisor and Strong Private Client program and the Fund's other shareholders in a manner the Advisor deems most appropriate for both parties in light of the circumstances

From time to time, the Advisor may make available to third parties current and historical information about the portfolio holdings of the Advisor's mutual funds. Release may be made to entities such as fund ratings entities, industry trade groups, and financial publications. Generally, the Advisor will release this type of information only where it is otherwise publicly available. This information may also be released where the Advisor reasonably believes that the release will not be to the detriment of the best interests of its clients.

For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 1-800-368-3863 and ask for a copy of Part II of the Advisor's Form ADV.

ADMINISTRATOR

The Fund has entered into a separate administration services agreement with the Advisor in order to provide administration services to the Fund that previously were provided under the prior advisory agreement ("Administration Agreement"). The fees received and the services provided by the Advisor, as administrator, are in addition to fees received and services provided by the Advisor under the Advisory Agreement.

Administration Agreement

Under the Administration Agreement, the Advisor provides certain administrative functions for the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund; (ii) supervising preparation of the periodic updating of the Fund's registration statements, including prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions shares may be effected, and certain other matters pertaining to the shares; (viii) assisting shareholders in designating and changing dividend options, account designations and addresses; (ix) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (x) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (xi) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Fund shares; (xii) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xiii) informing the distributor of the gross amount of purchase and redemption orders for Fund shares; and (xiv) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services to the Fund under the Administration Agreement, the Advisor receives a monthly fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets.

DISTRIBUTOR

Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares, which are offered on a continual basis. The Distributor is not entitled to receive any compensation from the Fund for its services under this agreement. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is a direct subsidiary of the Advisor and controlled by the Advisor. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

The shares of the Fund are offered on a "no-load" basis, which means that no sales commissions are charged on the purchase of those shares.

From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor, to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor, or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.

The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, who provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services. To request a copy of the Advisor's Soft Dollar Practices, please call 1-800-368-3863.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Advisor may engage in "step-out" and "give-up" brokerage transactions subject to best price and execution. In a step-out or give-up trade, an investment advisor directs trades to a broker-dealer who executes the transactions while a second broker-dealer clears and settles part or all of the transaction. The first broker-dealer then shares part of its commission with the second broker-dealer. The Advisor engages in step-out and give-up transactions primarily (1) to satisfy directed brokerage arrangements of certain of its client accounts and/or (2) to pay commissions to broker-dealers who supply research or analytical services.

At least annually, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commission paid and was subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

With respect to the Fund's foreign equity investing, the Advisor is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment .

From time to time, the Advisor may invest for a client in securities being offered in an initial public offering ("IPO"), if the portfolio manager team responsible for the account believes the investment appropriate and desirable for that client. In making this judgment, the team generally considers, among other things, the client's investment objectives and restrictions, tolerance for risk and high portfolio turnover and tax situation; the investment merits of the IPO; the account's current holdings and the availability of funds to make the investment; whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction and other costs to the client making the investment. The team also may consider the account's past participation in IPOs and secondary offerings; brokerage commissions and mark-ups or mark-downs generated by trading for the account; and any other indicators of the client's contribution to the availability of the IPO investment opportunity. After weighing these and other relevant factors, the portfolio manager team may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made by a team for two or more clients may be in amounts that are not equal or proportionate to the participating account's asset size. Other portfolio manager teams may make different investment decisions for their clients about the same IPO. When a Fund is small, IPOs may greatly increase the Fund's total returns. But, as the Fund grows larger, the Fund is unlikely to achieve the same level of returns from IPOs. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies.

"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor usually is limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm. A portfolio manager team may buy larger amounts of "hot issue" IPOs for those clients whose past trading, investing and other activities have contributed to the availability of specific "hot issue" IPOs or "hot issue" IPOs generally to the Advisor.

Each portfolio manager team places its clients' orders for a particular IPO with the Advisor's trading desk, and the trading desk seeks to fill those orders together. If the trading desk is not able to obtain the total amount of securities needed to fill all orders, the shares actually obtained are allocated by the trading desk among the participating portfolio manager teams in accordance with pre-established percentages for each team. The trading desk then reallocates each team's percentage among those team clients participating in the order pro rata according to the number of shares ordered for each client, subject to rounding up or down to eliminate odd lots or de minimis amounts. The percentages of each limited availability IPO, typically a "hot issue," allocated to each team are fixed in advance, based on the amount of assets under management by each team and other indicators of a team's overall contribution to IPO deal flow, including brokerage generated and the team's overall trading and investing pattern. Team allocation percentages are periodically reevaluated and adjusted if appropriate, generally at intervals of six months or more. In addition, a separate, fixed portion of the percentage allocation of the portfolio manager team that manages the Advisor's private investment companies, or "hedge funds," is specifically designated to go to the hedge funds. Like the team level allocations, the amount designated for the hedge funds is determined in advance and is subject to periodic reevaluation and adjustment. It is designed to recognize the significant contribution made by the trading and investing of the hedge funds to IPO deal flow to the Advisor.

The Advisor's policy and procedures for allocating IPO investment opportunities, including "hot issues," are designed to ensure that all clients are treated fairly and equitably over time. The Advisor does not, however, allocate IPO investment opportunities among its clients in equal amounts or pro rata based on the size of an account's assets. Under the Advisor's IPO allocation procedures, certain clients, including the hedge funds, may receive a greater share than other clients (in proportion to the size of their account assets) of the IPO investment opportunities available to the Advisor, including "hot issue" IPOs. These differences in IPO allocations result from, among other things, (1) different judgments made by each portfolio manager team at the time an IPO investment opportunity arises as to whether it would be a desirable and appropriate investment for each particular client and (2) the fact that the Advisor's IPO allocation procedures permit those clients who contribute more to "hot issue" deal flow to receive greater allocations of limited availability "hot issue" IPOs in proportion to the size of their accounts than may be allocated to other clients.

The Advisor also has a policy of blocking further purchases of IPOs for certain client accounts when the portion of the account's total return for the trailing four-calendar-quarter period-to-date that is attributable to IPO investments exceeds certain percentage limits. The restriction remains in place until IPO-driven performance falls below the percentage limits. This policy is designed to help ensure that the Advisor does not attract separate account clients or fund investors on the basis of IPO-driven performance that the Advisor may not be able to sustain or replicate. The blocking policy is applied only to those registered investment companies and separate account clients whose performance is advertised or included in composites of account performance used to market the Advisor's services. The hedge funds managed by the Advisor are not subject to these limits.

The Advisor's policies and procedures generally result in greater IPO allocations (as a percentage of client assets under management) to the hedge funds and to other clients whose accounts are actively traded, have high portfolio turnover rates or invest heavily in all types of IPOs and secondary offerings. As do the hedge funds, these clients may pay the Advisor higher account management fees, including performance fees.

The Fund paid the following brokerage commissions for the time periods indicated:
Fiscal Year Ended	Brokerage Commissions ($)
Strong Multi Cap Value Fund
9/30/98 9/30/99 9/30/00	3,591,215 4,387,808 1,529,280

The changes in the amount of brokerage commissions over these three fiscal years are due principally to changes in the Fund's assets.

Unless otherwise noted below, the Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.
Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned as of September 30, 2001

None

CUSTODIAN

As custodian of the Fund's assets, Firstar Bank Milwaukee, N.A., P.O. Box 761, Milwaukee, WI 53201, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. The custodian is in no way responsible for any of the investment policies or decisions of the Fund.

Effective on or about June 21, 2001, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, 64105, will become custodian of the Fund's assets and have custody of all securities and cash of the Fund, deliver and receive payment for securities sold, receive and pay for securities purchased, collect income from investments, and perform other duties, all as directed by officers of the Fund. The custodian will in no way be responsible for any of the investment policies or decisions of the Fund.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Advisor, P.O. Box 2936, Milwaukee, WI 53201, acts as transfer agent and dividend-disbursing agent for the Fund. The Advisor is compensated as follows:
Fund Type/Share Class	Fee(1)
Money Funds and Investor Class shares of Money Funds	$32.50 annual open account fee, $4.20 annual closed account fee.
Advisor Class shares of Money Funds(2)	0.20% of the average daily net asset value of all Advisor Class shares.
Institutional class shares of Money Funds	0.015% of the average daily net asset value of all Institutional Class shares.
Income Funds and Investor Class shares of Income Funds	$31.50 annual open account fee, $4.20 annual closed account fee.
Advisor Class shares of Income Funds	0.20% of the average daily net asset value of all Advisor Class shares.
Institutional Class shares of Income Funds	0.015% of the average daily net asset value of all Institutional Class shares.
Equity Funds and Investor Class shares of Equity Funds(3)	$21.75 annual open account fee, $4.20 annual closed account fee.
Advisor Class shares of Equity Funds	0.20% of the average daily net asset value of all Advisor Class shares.
Institutional Class shares of Equity Funds	0.015% of the average daily net asset value of all Institutional Class shares.
(1)	Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.
(2)	Excluding the Strong Heritage Money Fund. The fee for the Heritage Money Fund is 0.015% of the average daily net asset value of all Advisor Class shares.
(3)	Excluding the Strong Endeavor Fund. The annual open account fee for the Endeavor Fund is $27.00 and the annual closed account fee is $4.20.

The fees received and the services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Administration Agreement. The fees and services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreement.

From time to time, the Fund, directly or indirectly through arrangements with the Advisor, and/or the Advisor may pay fees to third parties that provide transfer agent type services and other administrative services to persons who beneficially own interests in the Fund, such as participants in 401(k) plans and shareholders who invest through other financial intermediaries. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Advisor for providing these services to Fund shareholders; however, the Advisor may pay to the third party amounts in excess of such limitation out of its own profits.

The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services:
Fund	Fee ($)	Out-of-Pocket Expenses ($)	Printing/Mailing Services ($)	Waiver ($)	Total Cost After Waiver ($)

Multi Cap Value Fund
9/30/98 9/30/99 9/30/00	$3,143,627 $2,968,425 $1,887,303	$231,456(1) $231,802 $73,131	$26,734 $15,950 $3,847	$0 $0 $0	$3,401,817 $3,216,177 $1,964,281

(1) Represents an estimate.

From February 1, 1996 to May 14, 2001, the Advisor also served as the Fund's accounting services agent. For this service, the Advisor received fees aggregating $53,579, $88,918 and $115,078, respectively, during the Fund's fiscal years ended September 30, 2000, 1999, and 1998 pursuant to a fund accounting services agreement providing for a fee to the Advisor equal to $20,000 on the first $40 million of the Fund's average daily net assets, .01% of the next $200 million of the Fund's average daily net assets, and .005% of the Fund's average daily net assets in excess of $240 million. This agreement was terminated in connection with the implementation of the Administration Agreement discussed above. For the period from October 1, 2000 to May 14, 2001, the Advisor received $31,524.85 as compensation for its services under this agreement.

TAXES

General

The Fund intends to qualify annually for treatment as a regulated investment company (RIC) under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

In order to qualify for treatment as a RIC under the IRC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. There is a 30-day period after the end of each calendar year quarter in which to cure any non-compliance with these requirements. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the IRC.

If Fund shares are sold at a loss after being held for 12 months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund may make additional distributions if necessary to avoid imposition of the Excise Tax on undistributed income and gains.

Derivative Instruments

The use of derivatives strategies, such as purchasing and selling (writing) options, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from transactions in options, if applicable, derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, if any, that are subject to section 1256 of the IRC ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

Foreign Transactions

Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. The Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Pass-Through Income Tax Exemption

Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. government securities.

Purchases in Kind

Shares of the Fund may be purchased "in kind," subject to the Advisor's approval and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund's valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in kind purchase will be valued at market value. An in kind purchase may result in adverse tax consequences under certain circumstances to: (1) investors transferring securities for shares ("In Kind Investors"), (2) investors who acquire shares of the Fund after a transfer ("new shareholders") or (3) investors who own shares at the time of transfer ("current shareholders"). As a result of an in kind purchase, the Fund may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an in kind purchase, the amount of the gain would be taxable to new shareholders, current shareholders and In Kind Investors. The effect of this for current shareholders or new shareholders would be to tax them on a distribution that represents an increase in the value of their investment. The effect on In Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquires securities having an unrealized capital loss. In that case, In Kind Investors will be unable to utilize the loss to offset gains, but, because an in kind purchase will not result in any gains, the inability of In Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders or current shareholders, to the extent that unrealized losses are realized by the Fund, new shareholders or current shareholders may benefit by any reduction in net tax liability attributable to the losses. The Advisor cannot predict whether securities acquired in any in kind purchase will have unrealized gains or losses on the date of the in kind purchase. Consistent with its duties, the Advisor will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund.

Use of Tax-Lot Accounting

When sell decisions are made by the Fund's portfolio manager, the Advisor generally sells the tax lots of the Fund's securities that results in the lowest amount of taxes to be paid by the shareholders on the Fund's capital gain distributions. The Advisor uses tax-lot accounting to identify and sell the tax lots of a security that have the highest cost basis and/or longest holding period to minimize adverse tax consequences to the Fund's shareholders. However, if the Fund has a capital loss carry forward position, the Advisor would reverse its strategy and sell the tax lots of a security that have the lowest cost basis and/or shortest holding period to maximize the use of the Fund's capital loss carry forward position.

DETERMINATION OF NET ASSET VALUE

Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds). If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV is normally determined as of 3:00 p.m. Central Time ("CT") each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m. CT or if an emergency exists. The NAV of the Fund is calculated by taking the fair value of the Fund's total assets, subtracting all its liabilities and dividing by the total number of shares outstanding. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by the Fund's Board of Directors.

Equity securities are valued at the last sales price on the NASDAQ or, if not traded on the NASDAQ, at the last sales price on the national securities exchange on which such securities are primarily traded. Securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Other exchange-trade securities (generally foreign securities) will be valued based on market quotations.

Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Fund's NAV on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

ADDITIONAL SHAREHOLDER INFORMATION

Brokers Receipt of Purchase and Redemption Orders

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

Deposit of Unspecified Checks

When you do not clearly indicate the Fund you would like to purchase, we will deposit your investment check into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct the Advisor to purchase shares of another Strong Fund (see the "Exchange Option" in your prospectus) or redeem shares of the Strong Money Market Fund and return the proceeds to you (see the "Redemption Option" in your prospectus), we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.

Dollar Cost Averaging

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels.

Fee Waivers

The Fund reserves the right to waive some or all fees in certain conditions where the application of the fee would not serve its purpose.

Financial Intermediaries

If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

Fund Redemptions

Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day but, in any event, no more than seven days later.

Moving Account Options and Information

When establishing a new account by exchanging funds from an existing Strong Funds account, some account options (such as the exchange option, Express PurchaseSM, and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and social security number, will be copied from the existing account to the new account.

Promotional Items

From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's Internet web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

Redemption in Kind

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.

Retirement Plans

Traditional Individual Retirement Account (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred Traditional IRA. The Strong Funds offer a prototype plan for you to establish your own Traditional IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your Traditional IRA (or up to $4,000 between your Traditional IRA and your non-working spouses' Traditional IRA). Under certain circumstances, your contribution will be deductible.

Roth IRA: Taxpayers, of any age, who have earned income and whose adjusted gross income ("AGI") does not exceed $110,000 (single) or $160,000 (joint) can contribute to a Roth IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). You are allowed to contribute up to the lesser of $2,000 or 100% of earned income each year into a Roth IRA. If you also maintain a Traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your Traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federally tax free. If your AGI is $100,000 or less, you can convert your Traditional IRAs into a Roth IRA. Conversions of earnings and deductible contributions are taxable in the year of the distribution. The early distribution penalty does not apply to amounts converted to a Roth IRA even if you are under age 59 1/2.

Education IRA: Taxpayers may contribute up to $500 per year into an Education IRA for the benefit of a child under age 18. Total contributions to any one child cannot exceed $500 per year. The contributor must have adjusted income under $110,000 (single) or $160,000 (joint) to contribute to an Education IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). Withdrawals from the Education IRA to pay qualified higher education expenses are federally tax free. Any withdrawal in excess of higher education expenses for the year are potentially subject to tax and an additional 10% penalty.

Direct Rollover IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or IRC section 403(b) plan distribution directly into an IRA. The distribution must be eligible for rollover. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

Simplified Employee Pension Plan (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

Salary Reduction Simplified Employee Pension Plan (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer open new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.

Simplified Incentive Match Plan for Employees (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $6,500, on a pre-tax basis, to a SIMPLE-IRA account. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.

Defined Contribution Plan: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(k) Plan: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) Plan: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

Right of Set-Off

To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

Shares in Certificate Form

In the discretion of the officers of the Fund, certificates may be issued for shares held in a Fund account. Certificates will not be issued for Institutional Class or Advisor Class shares of any Fund. A shareholder will, however, have full shareholder rights whether or not a certificate is issued.

Signature Guarantees

A signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

  when requesting distributions be sent from a Strong mutual fund account ("First Account") to any other non-Strong account ("Second Account") if the Second Account is not registered in the same names as the First Account, unless the First Account is an individual account and you are also a registered holder of the Second Account;

  when transferring the ownership of an account to another individual or organization;

  when submitting a written redemption request for more than $100,000;

  when requesting to redeem or redeposit shares that have been issued in certificate form;

  if requesting a certificate after opening an account;

  when requesting that redemption proceeds be sent to a different name or address than is registered on an account;

  if adding/changing a name or adding/removing an owner on an account; and

  if adding/changing the beneficiary on a transfer-on-death account.

A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.

Telephone and Electronic Exchange/Redemption/Purchase Privileges

The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and backing up electronic transactions.

ORGANIZATION

The Fund is a series of common stock of a Corporation, as described in the chart below:
Corporation	Incorporation Date in Wisconsin(2)	Date Series Created	Authorized Shares	Par Value ($)

Strong Equity Funds II, Inc. - Strong Multi Cap Value Fund(1)	2/9/01	6/1/01	Indefinite Indefinite	.00001 .00001

(1)

The Fund is the successor to Strong Multi Cap Value Fund, Inc. (f/k/a Strong Schafer Value Fund, Inc.), which was incorporated under the laws of the State of Maryland on August 12, 1985 and commenced operations on October 22, 1985 (the "Predecessor Fund"). Prior to January 10, 1996, the Fund was known as Schafer Value Fund, Inc. Any reference herein to the Fund, including any financial information and performance data relating to the period prior to June 1, 2001, reflects the Fund as constituted prior to the commencement of operations as a series of a Wisconsin corporation.

(2)	Although the Corporation was incorporated on February 9, 2001, it did not succeed to the operations of the Predecessor Fund until June 1, 2001.

The Strong Multi Cap Value Fund is a diversified series of Strong Equity Funds II, Inc., which is an open-end management investment company.

The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of Directors of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

SHAREHOLDER MEETINGS

The Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Fund's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

PERFORMANCE INFORMATION

The Strong Funds may advertise a variety of types of performance information as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Advisor may agree to waive or reduce its management fee and/or to absorb certain operating expenses for the Fund. Waivers of management fees and absorption of expenses will have the effect of increasing the Fund's performance.

Distribution Rate

The distribution rate for the Fund is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

Average Annual Total Return

The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total returns reflect the impact of sales charges, if any.

Total Return

Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total returns reflect the impact of sales charges, if any.

Cumulative Total Return

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return. Cumulative total returns reflect the impact of sales charges, if any.

Total Return

Time Period	Initial $10,000 Investment	Ending $ value March 31, 2001	Cumulative Total Return	Average Annual Total Return
One Year	$10,000	$10,395	3.95%	3.95%
Five Years	$10,000	$12,503	25.03%	4.57%
Ten Years	$10,000	$28,250	182.50%	10.94%
Life of Fund(1)	$10,000	$54,269	442.69%	11.58%

(1) Commenced operations on October 22, 1985

Comparisons

U.S. Treasury Bills, Notes, or Bonds. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

Certificates of Deposit. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

Money Market Funds. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

Lipper Inc. ("Lipper") and Other Independent Ranking Organizations. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

Morningstar, Inc. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

Other Sources. The Fund's advertisements and supplemental sales literature may contain full or partial reprints of editorials or articles evaluating the Fund's management and performance from such sources as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Mutual Fund Magazine, Barron's, and various investment newsletters. The Fund may also include testimonials from shareholders, clients, and others that describe their experiences with the Fund, the Advisor, or the Distributor, including descriptions of the Fund's performance, features, and attributes and the services, tools, and assistance provided by the Fund, the Advisor, or the Distributor.

Indices. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

Historical Asset Class Returns. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-capitalization stock prices generally will fluctuate more than large-capitalization stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

Investment Objective. The Funds offer a comprehensive range of conservative to aggressive investment options. The Funds and their investment objectives are listed below.

                      Fund Name                                                              Investment Objective

Cash Management
Strong Advantage Fund	Current income with a very low degree of share-price fluctuation.
Strong Heritage Money Fund	Current income, a stable share price, and daily liquidity.
Strong Investors Money Fund	Current income, a stable share price, and daily liquidity.
Strong Money Market Fund	Current income, a stable share price, and daily liquidity.
Strong Municipal Advantage Fund	Federally tax-exempt current income with a very low degree of share-price fluctuation.
Strong Municipal Money Market Fund	Federally tax-exempt current income, a stable share-price, and daily liquidity.
Strong Tax-Free Money Fund	Federally tax-exempt current income, a stable share-price, and daily liquidity.
Growth and Income
Strong American Utilities Fund	Total return by investing for both income and capital growth.
Strong Balanced Fund	High total return consistent with reasonable risk over the long term.
Strong Balanced Stock Fund	Total return by investing for both income and capital growth.
Strong Blue Chip Fund	Total return by investing for both income and capital growth.
Strong Energy Fund	Total return by investing for both capital growth and income.
Strong Growth and Income Fund	High total return by investing for capital growth and income.
Strong Multi Cap Value Fund	Long-term capital growth. Current income is a secondary objective.
Equity
Strong Discovery Fund	Capital growth.
Strong Dow 30 Value Fund	Capital growth.
Strong Endeavor Fund	Capital growth.
Strong Enterprise Fund	Capital growth.
Strong Growth Fund	Capital growth.
Strong Growth 20 Fund	Capital growth.
Strong Index 500 Fund

To approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of the larger capitalized companies.

Strong Internet Fund	Capital growth.
Strong Large Cap Core Fund	Capital growth
Strong Large Cap Growth Fund	Capital growth
Strong Mid Cap Disciplined Fund	Capital growth.
Strong Opportunity Fund	Capital growth.
Strong Technology 100 Fund	Capital growth.
Strong U.S. Emerging Growth Fund	Capital growth.
Strong Value Fund	Capital growth.
Income
Strong Corporate Bond Fund	Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
Strong Government Securities Fund	Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
Strong High-Yield Bond Fund	Total return by investing for a high level of current income and capital growth.
Strong International Bond Fund	High total return by investing for both income and capital appreciation.
Strong Short-Term Bond Fund	Total return by investing for a high level of current income with a low degree of share-price fluctuation.
Strong Short-Term High Yield Bond Fund	Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

International Equity
Strong Asia Pacific Fund	Capital growth.
Strong Foreign MajorMarketsSM Fund	Capital growth.
Strong International Stock Fund	Capital growth.
Strong Overseas Fund	Capital growth.
Life Stage Series
Strong Aggressive Portfolio	Capital growth.
Strong Conservative Portfolio	Total return by investing primarily for income and secondarily for capital growth.
Strong Moderate Portfolio	Total return by investing primarily for capital growth and secondarily for income.
Municipal Income
Strong High-Yield Municipal Bond Fund	Total return by investing for a high level of federally tax-exempt current income.
Strong Municipal Bond Fund	Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
Strong Short-Term High Yield Municipal Fund	Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
Strong Short-Term Municipal Bond Fund	Total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation.
Strong Wisconsin Tax-Free Fund	Total return by investing for a high level of current income that is exempt from federal and Wisconsin personal income taxes.

The Advisor also serves as Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

The Fund may from time to time be compared to other Strong Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

Tying Time Frames to Your Goals. There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

Strong Funds Suggested Minimum Holding Periods
Under 1 Year	1 to 2 Years	4 to 7 Years	5 or More Years
Heritage Money Fund Investors Money Fund Money Market Fund Municipal Money Market Fund Tax-Free Money Fund	Advantage Fund Municipal Advantage Fund 2 to 4 Years Short-Term Bond Fund Short-Term High Yield Bond Fund Short-Term High Yield Municipal Fund Short-Term Municipal Bond Fund	Conservative Portfolio Corporate Bond Fund Government Securities Fund High-Yield Bond Fund High-Yield Municipal Bond Fund International Bond Fund Municipal Bond Fund Wisconsin Tax-Free Fund

Aggressive Portfolio
American Utilities Fund
Asia Pacific Fund
Balanced Fund
Balanced Stock Fund
Blue Chip Fund
Discovery Fund
Dow 30 Value Fund
Endeavor Fund
Energy Fund
Enterprise Fund
Foreign MajorMarketsSM
Fund
Growth Fund
Growth 20 Fund
Growth and Income Fund
Index 500 Fund
International Stock Fund
Internet Fund
Large Cap Core Fund
Large Cap Growth Fund
Mid Cap Disciplined Fund
Moderate Portfolio
Multi Cap Value Fund
Opportunity Fund
Overseas Fund
Technology 100 Fund
U.S. Emerging Growth Fund
Value Fund

Product Life Cycles. Discussions of product life cycles and their potential impact on the Fund's investments may be used in advertisements and sales materials. The basic idea is that most products go through a life cycle that generally consists of an early adoption phase, a rapid growth phase, and a maturity phase. The early adoption phase generally includes the time period during which the product is first being developed and marketed. The rapid growth phase usually occurs when the general public becomes aware of the new product and sales are rising. The maturity phase generally includes the time period when the public has been aware of the product for a period of time and sales have leveled off or declined.

By identifying and investing in companies that produce or service products that are in the early adoption phase of their life cycle, it may be possible for the Fund to benefit if the product moves into a prolonged period of rapid growth that enhances the company's stock price. However, you should keep in mind that investing in a product in its early adoption phase does not provide any guarantee of profit. A product may experience a prolonged rapid growth and maturity phase without any corresponding increase in the company's stock price. In addition, different products have life cycles that may be longer or shorter than those depicted and these variations may influence whether the product has a positive effect on the company's stock price. For example, a product may not positively impact a company's stock price if it experiences an extremely short rapid growth or maturity phase because the product becomes obsolete soon after it is introduced to the general public. Other products may never move past the early adoption phase and have no impact on the company's stock price.

Additional Fund Information

Portfolio Characteristics. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

Measures of Volatility and Relative Performance. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:
Standard deviation = the square root of	S (xi - xm)2
n-1

Where:	S = "the sum of",
xi = each individual return during the time period,
xm = the average return over the time period, and
n = the number of individual returns during the time period.

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

GENERAL INFORMATION

Business Philosophy

The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

Investment Environment

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

Eight Basic Principles For Successful Mutual Fund Investing
These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.
1.	Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.
2.	Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.
3.

Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4.

Invest regularly. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5.

Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6.	Consider stocks to help achieve major long-term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.
7.	Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.
8.

Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

Strong Retirement Plan Services

Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

Turnkey approach. The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, technology, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options.

Retirement Options. The Advisor works closely with plan sponsors to design a comprehensive retirement program. The open architecture design of the plans allows for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

Education. Participant education and communication are key to the success of any retirement program, and therefore are two of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes and retirement education programs. The Advisor will work with plan sponsors to identify participants' education needs.

Service. The Advisor's goal is to provide a world class level of service through the use of experienced retirement plan professionals and advanced technology. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries. The Advisor invests in the latest technology in order to provide plan sponsors and participants with superior service.

The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system and Internet access as well as professional personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

Strong Financial Intermediary Group

The Strong Financial Intermediary Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Intermediary Group, call 1-800-368-1683.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202, acts as legal counsel for the Fund.

FINANCIAL STATEMENTS

The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:
1. 2. 3. 4. 5. 6. 7.

Schedule of Investments in Securities.
Statement of Assets and Liabilities.
Statement of Operations.
Statements of Changes in Net Assets.
Notes to Financial Statements.
Financial Highlights.
Report of Independent Accountants.

The Semiannual Report for the Fund that is attached to this SAI contains the following unaudited financial information:
1. 2. 3. 4. 5. 6.	Schedule of Investments in Securities. Statement of Assets and Liabilities. Statement of Operations. Statements of Changes in Net Assets. Notes to Financial Statements. Financial Highlights.

APPENDIX A-DEFINITION OF CREDIT RATINGS

Standard & Poor's Issue Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations:
1.	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
2.	Nature of and provisions of the obligation;
3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

'AAA'

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

'AA'

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

'A'

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

'BBB'

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

'BB'

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

'B'

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

'CCC'

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

'CC'

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

'C'

A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

'D'

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Moody's Long-Term Debt Ratings

Aaa -Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch, Inc. ("Fitch") Long-Term National Credit Ratings

AAA (xxx)

'AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA (xxx)

'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (xxx)

'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB (xxx)

'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB (xxx)

'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx)

'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC (xxx), CC (xxx), C (xxx)

These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD (xxx), DD (xxx), D (xxx)

These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA (xxx)' national rating category or to categories below 'CCC (xxx)'.

SHORT-TERM RATINGS

Standard & Poor's Short-Term Issue Credit Ratings

'A-1'

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

'A-2'

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

'A-3'

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

'B'

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

'C'

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

'D'

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Short-Term Municipal Issue Credit Ratings

SP- 1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody's Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME - 1 Issuers rated Prime- 1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime- 1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on funds employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME - 2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. ("Fitch") Short-Term National Credit Ratings

F1 (xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2 (xxx)

Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)

Indicates actual or imminent payment default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to ratings other than 'F1 (xxx)'.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our rating definitions for F I+ (xxx), F1 (xxx), F2  (xxx) and F3 (xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

STRONG EQUITY FUNDS II, INC.

PART C

OTHER INFORMATION

Item 23. Exhibits

(a)	Amended and Restated Articles of Incorporation effective June 1, 2001
(b)	By-Laws dated February 9, 2001
(c)	Inapplicable
(d)	Investment Advisory Agreement
(e)	Distribution Agreement
(f)	Inapplicable
(g)	Custodian Agreement
(h)	Shareholder Servicing and Transfer Agent Agreement
(h.1)	Administration Agreement
(i)	Opinion and Consent of Counsel
(j)	Inapplicable
(k)	Inapplicable
(l)	Inapplicable
(m)	Inapplicable
(n)	Inapplicable
(p)	Code of Ethics for Access Persons dated April 5, 2001
(p.1)	Code of Ethics for Non-Access Persons dated November 9, 2000
(q)	Power of Attorney dated May 29, 2001

Item 24. Persons Controlled by or under Common Control with Registrant

          Registrant neither controls any person nor is under common control with any other person.

Item 25. Indemnification

          Officers and directors of the Fund, and its advisor and underwriter are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $150,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of Registrant's Bylaws provides as follows:

ARTICLE VII. INDEMNIFICATION OF OFFICERS AND DIRECTORS

       SECTION 7.01. Mandatory Indemnification. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

       SECTION 7.02. Permissive Supplementary Benefits. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

       SECTION 7.03. Amendment. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

       SECTION 7.04. Investment Company Act. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

          Former officers and directors of the Fund's predecessor, Strong Schafer Value Fund, Inc. (the "Predecessor Fund"), are insured under a joint directors and officers errors and omissions insurance policy on a "run-off" basis for a period of six years from May 14, 2001. In addition, the Fund has assumed any obligation, contingent or otherwise, of the Predecessor Fund with respect to indemnification of its current directors and officers under Article XII of the Predecessor Fund's By-Laws, as amended.

Item 26. Business and Other Connections of Investment Advisor

          The information contained under "Who are the fund's investment advisor and portfolio manager?" in the Prospectus and under "Directors and Officers," "Investment Advisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 27. Principal Underwriters

          (a) Strong Investments, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Balanced Fund, Inc.; Strong Balanced Stock Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Income Funds II, Inc.; Strong International Equity Funds, Inc.; Strong International Income Funds, Inc.; Strong Large Cap Growth Fund, Inc.; Strong Life Stage Series, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Opportunity Fund II, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; and Strong Variable Insurance Funds, Inc.

          (b)

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund

Peter D. Schwab 100 Heritage Reserve Menomonee Falls, WI 53051	President and Director	None

Anthony J. D'Amato 100 Heritage Reserve Menomonee Falls, WI 53051	Executive Vice President	None

Richard W. Smirl 100 Heritage Reserve Menomonee Falls, WI 53051	Vice President and Chief Compliance Officer	None

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund

Dana J. Russart 100 Heritage Reserve Menomonee Falls, WI 53051	Vice President	None

Michael W. Stefano 100 Heritage Reserve Menomonee Falls, WI 53051	Vice President	None

Dennis A. Wallestad 100 Heritage Reserve Menomonee Falls, WI 53051	Vice President	Vice President

Lawrence B. Zuntz 100 Heritage Reserve Menomonee Falls, WI 53051	Vice President	None

Elizabeth N. Cohernour 100 Heritage Reserve Menomonee Falls, WI 53051	Secretary	Vice President and

Constance R. Wick 100 Heritage Reserve Menomonee Falls, WI 53051	Assistant Secretary	None

Thomas M. Zoeller 100 Heritage Reserve Menomonee Falls, WI 53051	Treasurer and Chief Financial Officer	Vice President

Kevin J. Scott 100 Heritage Reserve Menomonee Falls, WI 53051	Assistant Treasurer	None

          (c)     None

Item 28. Location of Accounts and Records

          All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President, Elizabeth N. Cohernour, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 29. Management Services

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30. Undertakings

          None

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls and State of Wisconsin as of the 29th day of May, 2001.

By:	/s/ Elizabeth N. Cohernour Elizabeth N. Cohernour Vice President and Secretary

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and as of the date indicated.
Name	Title	Dated As Of
/s/ Richard S. Strong Richard S. Strong	Chairman of the Board (Principal Executive Officer) and a Director	May 29, 2001
/s/ John W. Widmer John W. Widmer	Treasurer (Principal Financial and Accounting Officer)	May 29, 2001
Marvin E. Nevins*	Director	May 29, 2001
Willie D. Davis*	Director	May 29, 2001
William F. Vogt*	Director	May 29, 2001
Stanley Kritzik*	Director	May 29, 2001
Neal Malicky*	Director	May 29, 2001

*   Susan A. Hollister signs this document pursuant to powers of attorney filed with this Post-Effective Amendment to the Registration Statement on Form N-1A.
By:	/s/ Susan A. Hollister Susan A. Hollister Vice President and Secretary

EXHIBIT INDEX
Exhibit No.	Exhibit	EDGAR Exhibit No.

(a)	Amended and Restated Articles of Incorporation effective June 1, 2001	EX-99.a

(b)	By-laws dated February 9, 2001	EX-99.b

(d)	Investment Advisory Agreement	EX-99.d

(e)	Distribution Agreement	EX-99.e

(g)	Custodian Agreement	EX-99.g

(h)	Shareholder Servicing and Transfer Agent Agreement	EX-99.h

(h.1)	Administration Agreement	EX-99.h.1

(i)	Opinion and Consent of Counsel	EX-99.i

(p)	Code of Ethics for Access Persons dated April 5, 2001	EX-99.p

(p.1)	Code of Ethics for Non-Access Persons dated November 9, 2000	EX-99.p.1

(q)	Power of Attorney dated May 29, 2001	EX-99.q